Exhibit 10.32

FOURTH AMENDMENT TO PROJECT LOAN AGREEMENT AND AMENDMENT OF CERTAIN OTHER LOAN DOCUMENTS

Dated: as of August 26, 2010

By and between

P/A-ACADIA PELHAM MANOR, LLC,
as Borrower

and

U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY
BUT SOLELY AS TRUSTEE FOR THE MAIDEN LANE COMMERCIAL
MORTGAGE-BACKED SECURITIES TRUST 2008-1,
as Lender

Location:	2 Penn Place
Village:	Pelham Manor
Town:	Pelham
County:	Westchester
Section:	166.76
Block:	1
Lots:	8, 9 and 10

MERS MIN: 8000101-0000007140-6

FOURTH AMENDMENT TO PROJECT LOAN AGREEMENT AND AMENDMENT OF
CERTAIN OTHER LOAN DOCUMENTS

This FOURTH AMENDMENT TO PROJECT LOAN AGREEMENT AND AMENDMENT OF CERTAIN OTHER LOAN DOCUMENTS (this “Amendment”), dated as of August 26, 2010 (the “Effective Date”), by and between U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY BUT SOLELY AS TRUSTEE FOR THE MAIDEN LANE COMMERCIAL MORTGAGE-BACKED SECURITIES TRUST 2008-1, c/o Bank of America, 900 West Trade Street, S 650, NCI-026-06-01, Charlotte, North Carolina 28255 (“Lender”) and P/A-ACADIA PELHAM MANOR, LLC, a Delaware limited liability company, having its principal place of business at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue-Suite 260, White Plains, New York 10605 (“Borrower”), and acknowledged and agreed to by ACADIA STRATEGIC OPPORTUNITY FUND II, LLC, a Delaware limited liability company (“Guarantor”), ACADIA-P/A MANAGEMENT SERVICES, LLC, a Delaware limited liability company (“P/A Manager”) and SELF STORAGE MANAGEMENT LLC, a Delaware limited liability company (“Self Storage Manager”).

WITNESSETH:

WHEREAS, pursuant to the terms and conditions of that certain Project Loan Agreement, dated as of December 10, 2007, as amended by (i) that certain First Amendment to Project Loan Agreement, dated as of January 9, 2008, (ii) that certain Second Amendment to Project Loan Agreement, dated as of February 29, 2008, and (iii) that certain Third Amendment to Project Loan Agreement, dated as of September 19, 2008 (as the same has been or may be amended, renewed, modified, extended, replaced or supplemented from time to time, the “Project Loan Agreement”), Bear Stearns Commercial Mortgage, Inc. (“Bear Stearns”) made a loan to Borrower in the principal amount of up to Twelve Million Six Hundred Thirty-Seven Thousand Ninety-Three and 40/100 Dollars ($12,637,093.40) (the “Project Loan”), which Project Loan is secured, inter alia, by that certain Project Loan Fee and Leasehold Mortgage and Security Agreement, dated as of December 10, 2007, given by Borrower to Bear Stearns encumbering that certain lot or piece of land, more particularly described in Exhibit A annexed hereto and made a part hereof, and the buildings, structures and improvements now or hereafter located thereon (collectively, the “Property”);

WHEREAS, in connection with the Project Loan Agreement and other Loan Documents, Guarantor delivered to Bear Stearns that certain Guaranty of Recourse Carve Outs, dated as of December 10, 2007 (the “Guaranty of Recourse Carve Outs”);

WHEREAS, Lender has succeeded to the interest, rights, duties and obligations of Bear Stearns with respect to the Project Loan and is now the holder of the Project Loan Agreement, the Guaranty of Recourse Carve Outs and the other Loan Documents (as defined in the Project Loan Agreement);

WHEREAS, the parties hereto desire to amend the Project Loan Agreement and certain other Loan Documents as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant, agree, represent and warrant as follows:

1.           Representations and Warranties.  Borrower and Guarantor hereby represent and warrant to Lender that, as of the Effective Date hereof:

(a)           The construction of the shell of each of the Improvements (the “Shell Work”) was completed on or about June 9, 2009;

(b)           Attached hereto as Schedule I is a true, accurate and complete list of each contractor, materialman, laborer, workman, engineer, architect or other Person who could have standing to file a lien against the Property pursuant to the Lien Law (individually, each, a “Work Provider” and collectively, the “Work Providers”) in connection with the Shell Work and any other work performed at the Property (collectively, the “Work”);

(c)           Each Work Provider has completed its respective Work;

(d)           No Work Provider has performed any Work at the Property during eight (8) months prior to the Effective Date;

(e)           All Work at the Property performed prior to the Effective Date has been paid for and is evidenced by unconditional final lien waivers;

(f)           Borrower has previously delivered to Lender unconditional final lien waivers fully executed by the applicable Work Provider with respect to all Work and all amounts paid to such Work Provider;

(g)           There are no mechanic’s liens currently recorded against the Property that have not been bonded and Borrower is not aware of any other potential liens which could be filed against the Property;

(h)           Borrower has previously bonded, or caused to be bonded each of (i) that certain lien in favor of Naber Electric Corp., recorded on April 10, 2009, in the amount of $24,668.00, by that certain Bond Discharging Mechanic’s Lien, Bond No. 136124 and (ii) that certain lien in favor of C&B Plumbing and Heating Inc., recorded on January 1, 2009, in the amount of $11,500.00, by that certain Bond Discharging Mechanic’s Lien, Bond No. 136095, filed with the County Clerk on March 27, 2009.  Further, Borrower has caused the lis pendens filed on September 24, 2009 as Index Number 21532/09, by Palermo-Too Construction, Inc. to be removed of record and otherwise satisfied;

(i)           That certain lien in favor of Palermo-Too Construction, Inc., recorded on November 7, 2008, in the amount of $192,739.96, which had been bonded by that certain Bond to Discharge Mechanic’s Lien, Bond No. 105084411, filed with the County Clerk on December 9, 2008, was satisfied by that certain Satisfaction of Mechanic’s Lien, dated as of July 30, 2010 delivered to Borrower by Palermo-Too Construction, Inc.;

(j)           After giving effect to the provisions of this Amendment and the other documents entered into by Borrower in connection herewith, no default or Event of Default shall be continuing under the Loan Documents and there is no existing condition which, but for the passage of time or the giving of notice, could result in an Event of Default under the Loan Documents; and

(k)           The outstanding principal balance of the Project Loan is $11,567,290.00.

2.           Agreement with respect to the Final Advance.

(a)           Borrower, Guarantor and Lender hereby acknowledge and agree that the conditions to release the Final Advance, as set forth in Section 2.12 of the Project Loan Agreement, have not been satisfied by Borrower and that Borrower is no longer permitted to request and/or receive the Final Advance under the Project Loan, pursuant to the express provisions thereof, now or at any time hereafter.  Borrower and Guarantor hereby rescind, and acknowledge as void, any pending Draw Request delivered to Lender which has not been funded in whole or in part on or before the date hereof.

(b)           Notwithstanding anything to the contrary in the Project Loan Agreement, Borrower, Lender and Guarantor hereby agree that as of the Effective Date, Borrower shall not be permitted to request and/or receive any further Advances under the Project Loan.

3.           Amendment to Project Loan Agreement.

(a)           The following defined terms as defined in Section 1.1 of the Project Loan Agreement are hereby deleted in their entirety and replaced with the following:

“Interest Rate” shall mean seven and three hundred eighty-two thousandths percent (7.382%).

“Monthly Debt Service Payment Amount” shall mean (a) an amount equal to interest only on the outstanding principal balance of the Project Loan, calculated in accordance with Section 2.2 hereof, for each Payment Date commencing with the Payment Date occurring in February, 2008 through and including the Payment Date occurring in August, 2010, and (b) commencing with the Payment Date occurring in September, 2010 and on each Payment Date thereafter, the P&I Payment Amount.

(b)           The following defined terms shall be incorporated into Section 1.1 of the Project Loan Agreement:

“Approved Lender” shall mean a bona-fide, third party lender which is unaffiliated with any Borrower Party and is otherwise regularly engaged in making commercial real estate loans in the State of New York.

“4th BLA Modification Agreement” shall mean that certain Fourth Amendment to Building Loan Agreement, dated as of the 4th PLA Modification Effective Date, by and among Borrower, Lender, Guarantor and Manager.

“4th PLA Modification Effective Date” shall mean August 26, 2010.

“4th PLA Modification Agreement” shall mean that certain Fourth Amendment to Project Loan Agreement and Amendment of Certain Other Loan Documents, dated as of the 4th PLA Modification Effective Date, by and among Borrower, Lender, Guarantor and Manager.

“Borrower Party” and “Borrower Parties” shall mean each of Borrower, Guarantor, the constituent members of such Person and each of their principals, directors, officers, employees, beneficiaries, shareholders, partners, members, trustees, agents, or Affiliates or any legal representatives, successors or assigns of any of the foregoing.

“Loan Hold Period” shall mean the period commencing on the 4th PLA Modification Effective Date and continuing until forty-five (45) days after the date on which Lender sends written notice to Borrower of Lender’s good faith election to market the Loan for sale (the “Marketing Notice”); provided, however, that the Loan Hold Period shall automatically be extended for one and only one additional forty-five (45) day period if Borrower delivers to Lender, at any time during the original forty-five (45) day period, a fully executed Loan Offer Agreement.

“Loan Offer Agreement” shall mean a bona-fide loan commitment or term sheet fully executed by an Approved Lender and Borrower, reasonably acceptable to Lender, evidencing such Approved Lender’s intent to make a loan to Borrower by no later than the last day of the Loan Hold Period and in an amount generating sufficient net proceeds to prepay the Debt and the debt evidenced by the Building Loan Documents in full in accordance with the terms hereof and the other Loan Documents.  Notwithstanding the foregoing, no proposed Loan Offer Agreement shall constitute a Loan Offer Agreement for purposes hereof unless it is accompanied by an Officer’s Certificate of Borrower certifying to the matters set forth in the first sentence of this definition and such other related matters as may be reasonably requested by Lender.

“Omni Litigation” shall mean that certain action brought in the Supreme Court of the State of New York, County of Westchester, Index No. 08-24678, filed November 3, 2008 by The Omni Health & Fitness Complex of Pelham, Inc., Plaintiff, against P/A-Acadia Pelham Manor, LLC, P/A Associates, LLC, Acadia Realty Trust, Joseph Hogan, Joel Braun, Aaron Malinsky, Paul Slayton, Rusciano & Son, Inc., Rusciano Associates, Inc., Secor Lane Corp, Secor Lane Company, LLC and VJK Management, Inc., Defendants.

“P&I Payment Amount” shall mean an amount equal to $84,595.39 (which such amount is based upon (i) interest accrued on the outstanding principal balance of the Project Loan in accordance with Section 2.2 hereof and (ii) a principal payment based on a twenty-five (25) year amortization schedule).

“Total PLA Commitment Amount” shall have the meaning ascribed to such term in the 4th PLA Modification Agreement.

(c)           The second and third sentences of Section 2.3.1 of the Project Loan Agreement are hereby deleted in their entirety.

(d)           The following shall be incorporated into the Project Loan Agreement as Section 2.4.6:

Section 2.4.6 Permitted Prepayment Prior to Loan Sale.  (a)  Notwithstanding anything to the contrary herein or in any of the other Loan Documents, during the Loan Hold Period, provided no Event of Default exists, Borrower may, at its option, prepay the Debt in whole (but not in part) upon thirty (30) days prior irrevocable notice to Lender, without payment of the Yield Maintenance Premium or the requirement to defease the Loan; provided, however, if for any reason Borrower prepays the Loan on a date other than a Payment Date, Borrower shall pay Lender, in addition to the Debt, all interest which would have accrued on the amount of the Loan through and including the Payment Date next occurring following the date of such prepayment.  For purposes of clarification, Borrower right to prepay the Loan pursuant to this Section 2.4.6 is a one-time right to prepay the Loan in whole (but not in part).

(b)  Provided that (i) no Event of Default is then continuing, (ii) Borrower has elected to prepay the Loan pursuant to the express terms of Section 2.4.6(a) above and (iii) provided that the Mortgage continues to secure a bona fide obligation of the Borrower, Lender agrees to assign the Note and the Mortgage (the “Refinancing Assignment”), all without recourse, covenant or warranty of any nature, express or implied (other than that Lender is the then holder of the Note and the Mortgage), to any party designated by Borrower (other than Borrower or a nominee of Borrower) (the “Mortgage Assignee”), provided that (A) Borrower shall have first caused the same to be purchased for an amount equal to the Debt (including, without limitation, all unpaid principal and accrued interest due) (the “Mortgage Purchase Price”) as set forth on a loan pay-off letter delivered by Lender or its servicer and upon payment by Borrower of (1) the reasonable out-of-pocket expenses of Lender incurred in connection with the assignments of mortgages and any related matters together with any nominal processing and administrative fees; and (2) Lender’s reasonable attorney’s fees for the preparation, delivery and performance of such assignment and related documents; (B) Borrower shall have caused the recording with the recorder’s office of Westchester County of an executed Statement of Oath under Section 275 of the New York Real Property Law; and (C) such assignment is not then prohibited by any federal, state or local law, rule, regulation, order, or by any other governmental authority. Borrower shall be responsible for all taxes, recording fees and other charges payable in connection with such assignment.

(e)           Section 2.12.3 of the Project Loan Agreement is hereby deleted in its entirety and replaced with the following:

2.12.3  [Intentionally omitted].

(f)           Sections 8.1(a)(xiv), (xvii), (xviii) and (xxi) of the Project Loan Agreement are each hereby deleted in its entirety and each replaced with the following:  [Intentionally omitted];

(g)           Section 8.1(a)(xiii) of the Project Loan Agreement is hereby deleted in its entirety and each replaced with the following:  (xiii) if there is a judgment (or other disposition) against Borrower and/or Guarantor (or other disposition) in connection with the Omni Litigation that results in a Lien against the Property or any other assets of Borrower;

(h)           Each of Borrower and Guarantor hereby acknowledge and agree that the 4th BLA Modification Agreement (i) amends and modifies certain provisions of the Project Loan Agreement which have been incorporated into the Project Loan Agreement by reference, including, without limitation, the incorporation of Sections 5.1.47, 5.2.14 and 9.3 and Article 7 of the Building Loan Agreement, and (ii) such amendments and modifications shall be read into the Project Loan Agreement as if fully and completely set forth therein;

(i)           Pursuant to Section 10.6 of the Project Loan Agreement, if a notice is to be given to Lender, such notice shall be given to:

Federal Reserve Bank of New York
33 Liberty Street
New York, New York 10045
Attention: Helen Mucciolo
Fax:  (212) 720-1530

With a copy to:

Federal Reserve Bank of New York
33 Liberty Street
New York, New York 10045
Attention:  Stephanie Heller
Fax: (212) 720-1953

With a copy to:

BlackRock Financial Management Inc.
55 East 52nd Street
New York, New York 10055
Attention:  Frank Pomar
Fax:  (212) 810-5666

With a copy to:

Alston & Bird LLP
90 Park Avenue
New York, New York 10016
Attention:  Gerard Keegan, Esq.
Fax:  (212) 210-9444

4.           Amendment to Guaranty of Recourse Carve Outs.

(a)           The words “or (vi) if Borrower fails to obtain Lender’s prior written consent to any Transfer as Required by the Loan Agreement or the Mortgage.” set forth in Section 1.2(b) of the Guaranty of Recourse Carve Outs are hereby deleted in their entirety and replaced with the following:

(vi) if Borrower fails to obtain Lender’s prior written consent to any Transfer as Required by the Loan Agreement or the Mortgage; (vii) any litigation or other legal proceeding related to the Debt filed by a Borrower Party that delays, opposes, impedes, obstructs, hinders, enjoins or otherwise interferes with or frustrates the efforts of Lender to exercise any rights and remedies available to Lender as provided herein and in the other Loan Documents; (viii) any action by a Borrower Party contesting the end date of the Loan Hold Period; (ix) any misrepresentation set forth in (a) the affidavit made pursuant to and in compliance with Section 22 of the Lien Law in connection with the filing of this Agreement or any amendment or modification thereto or (b) Section 1 of the 4th BLA Modification Agreement or (x) Borrower’s failure to comply with the obligations set forth in Section 5.1.47 hereof.

5.           [Intentionally omitted].

6.           Guarantor Financial Statements.

Notwithstanding anything to the contrary herein or in the other Loan Documents, Guarantor shall furnish to Lender (i) quarterly, within thirty (30) days following the end of each calendar quarter and (ii) annually, within one hundred and twenty (120) days following the end of each Fiscal Year, a complete copy of Guarantor’s financial statements covering the applicable corresponding period then ended, including a balance sheet and income statement of Guarantor.  With respect to Guarantor’s annual financial statements, such statements shall be audited in accordance with GAAP by BDO Seidman (so long as they are licensed certified public accountants) and shall include a complete copy of Guarantor’s federal and New York state income tax returns for the immediately preceding tax year within thirty (30) days after timely filing of same given all allowable extensions of time to file.

7.           Ratification.

(a)           Borrower hereby ratifies and confirms to Lender that all of the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents are and shall remain in full force and effect, and are true and correct with respect to Borrower without change except as otherwise expressly and specifically modified by this Amendment.  Borrower hereby agrees to continue to be bound by terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents.

(b)           Guarantor hereby ratifies and confirms to Lender that all of the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents, including without limitation, the Guaranty of Completion (as defined in the Building Loan Agreement), the Guaranty of Recourse Carve Outs (as defined in the Building Loan Agreement) and the Environmental Indemnity (as defined in the Building Loan Agreement), are and shall remain in full force and effect, and are true and correct with respect to Guarantor without change except as otherwise expressly and specifically modified by this Amendment.  Guarantor hereby agrees to continue to be bound by the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents, including, without limitation, the Guaranty of Completion, the Guaranty of Recourse Carve Outs and the Environmental Indemnity.

8.           Release and Waiver of Claims, Defenses and Rights of Set Off.

(a)           Each of Borrower and Guarantor acknowledge that Lender has performed all obligations and duties owed to Borrower and Guarantor under the Loan Documents through the date hereof.

(b)           As additional consideration for entering into this Amendment, each of Borrower and Guarantor hereby unconditionally and irrevocably forever releases, waives and forever discharges Lender, BlackRock Financial Management Inc., the Federal Reserve Bank of New York, Maiden Lane LLC and any Servicer of the Loan (together with each of their respective predecessors, successors and assigns, each of their respective Affiliates and each of their respective officers, directors, employees, agents and representatives) (each, a “Releasee” and, collectively, the “Releasees”) from any action, cause of action, suit, debt, defense, right of set off or other claim arising on or prior to the date hereof, whatsoever, in law or in equity, arising out of or in connection with this Amendment and/or the other Loan Documents, known or unknown against the Releasees.

(c)           Each of Borrower and Guarantor, on behalf of itself and its successors, assigns, Affiliates and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that neither Borrower (nor any of its successors, assigns, Affiliates or other legal representatives) nor Guarantor (nor any of its successors, assigns, Affiliates or other legal representatives) will sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Borrower pursuant to Section 8(a) above.  If either of Borrower (or any of its successors, assigns, Affiliates or other legal representatives) or Guarantor (or any of its successors, assigns, Affiliates or other legal representatives) violates the foregoing covenant, such party agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

(d)           Lender hereby waives the Events of Defaults specifically alleged in (i) that certain letter to Borrower, dated as of June 4, 2009, from Lender, (ii) that certain letter to Borrower, dated as of July 2, 2009, from Stites & Harbison PLLC, (iii) that certain letter to Borrower and Guarantor, dated as of December 4, 2009, from Alston & Bird LLP, and (iv) that certain letter to Otterbourg, Steindler, Houston & Rosen, P.C., dated as of March 25, 2010, from Alston & Bird LLP.

9.           No Novation.

The parties do not intend this Amendment nor the transactions contemplated hereby to be, and this Amendment and the transactions contemplated herby shall not be construed to be, a novation of any of the obligations owing by the Borrower under or in connection with the Loan Documents.  Further, the parties do not intend this Amendment nor the transactions contemplated hereby to affect the priority of Lender’s first priority lien in any of the collateral securing the Note in any way, including, without limitation, the liens, security interests and encumbrances created by the Mortgage and the other Loan Documents

10.           Representations, Warranties, and Covenants.

(a)           Borrower and Guarantor agree that all of the representations, warranties, and covenants contained in the Loan Documents, including, without limitation, Sections 4.1.22, 5.1.44 and 5.1.46 of the Building Loan Agreement (as incorporated into the Project Loan Agreement by reference pursuant to Sections 4.1 and 5.1 of the Project Loan Agreement) continue to be true and correct as of the date hereof, and Borrower and Guarantor hereby agree to continue to be bound by the representations, warranties, and covenants on and after the date hereof.  Borrower and Guarantor agree that any default under this Amendment shall constitute an Event of Default under the Loan Documents.

(b)           Lender represents and warrants to Borrower and Guarantor that Lender has advised the Servicer and any agents acting on behalf of Lender of the terms and provisions of the Loan Documents as amended by this Amendment.

11.           [Intentionally omitted].

12.           Miscellaneous.

(a)           The Recitals set forth above are true and correct and are hereby incorporated into the body of this Amendment by reference.

(b)           Capitalized terms used herein and not specifically defined herein shall have the respective meanings ascribed to such terms in the Project Loan Agreement.  The definition of “Agreement” set forth in the Project Loan Agreement shall be deemed to include this Amendment.   Additionally, the definition of “Loan Agreement” and “Loan Documents” as set forth in the Loan Documents shall be deemed to include this Amendment and the other documents entered into in connection with this Amendment.

(c)           All exhibits and schedules attached hereto are incorporated in this Amendment and are expressly made a part hereof.

(d)           This Amendment has been duly executed and delivered by Borrower and Guarantor and is the legal, valid and binding obligation of Borrower and Guarantor, enforceable in accordance with its terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.

(e)           This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one and the same instrument, but in making proof hereof it shall be necessary to produce only one such counterpart.  Any counterpart delivered by facsimile, pdf or other electronic means shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment.  This Amendment shall not be binding, however, until all parties hereto have signed and delivered a counterpart of this Amendment.

(f)           The parties hereto agree that, except as specifically set forth herein, this Amendment (i) does not amend, waive, satisfy, terminate, diminish or otherwise modify any of the terms, conditions, provisions and/or agreements contained in the Loan Documents and (ii) does not constitute a waiver, release or limitation upon Lender’s exercise of any of its rights and remedies under the Loan Documents, all of which are hereby expressly reserved.  This Amendment shall not relieve or release the Borrower or Guarantor in any way from any of their respective duties, obligations, covenants or agreements under the Loan Documents or from the consequences of any Event of Default thereunder.  This Amendment shall not obligate Lender, or be construed to require Lender, to waive any Event of Default or defaults, whether now existing or which may occur after the date hereof.

(g)           This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns, except the terms and provisions of Section 2.4.6 of the Project Loan Agreement shall specifically not be binding on any successor or assign of U.S. Bank National Association, not individually but solely as trustee for the Maiden Lane Commercial Mortgage-Backed Securities Trust 2008-1.

(h)           Except as expressly modified pursuant to this Amendment, all of the terms, covenants and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect.  In the event of any conflict or ambiguity between the terms, covenants, and provisions of this Amendment and those of the Loan Agreement or the other Loan Documents, the terms, covenants, and provisions of this Amendment shall control.

(i)           This Amendment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

(j)           This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws and any applicable law of the United States of America.

(k)           Borrower shall pay, on demand, all reasonable costs and expenses of Lender (including reasonable fees, costs and expenses of counsel to Lender) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and the modification and amendment of the other Loan Documents, the closing of the restructure of the Loan and the transactions contemplated thereby.

(l)           Each party hereto acknowledges that it has participated in the negotiation of this Amendment, and agrees that no provision of this Amendment shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision.  Each of the parties hereto at all times have had access to an attorney in the negotiation of the terms and in the preparation and execution of this Amendment, and the parties hereto each have had the opportunity to review and analyze this Amendment for a sufficient period of time prior to execution and delivery.  All of the terms of this Amendment were negotiated at arm’s length, and were prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by either party upon the other.  The execution and delivery of this Amendment is the free and voluntary act of each of the parties hereto.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

P/A-ACADIA PELHAM MANOR, LLC, a Delaware limited liability company

By: _/s/ Robert Masters
Name:  Robert Masters
Title:    Senior Vice President

STATE OF NEW YORK                                     )
)
COUNTY OF WESTCHESTER                          )

On this 19th day of August, in the year 2010, before me the undersigned, personally appeared Robert Masters, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Debra Leibler-Jones
Notary Public

Debra Leibler-Jones
No. 01LE6005994
Qualified in Dutchess County
Commission Expires 04/20/2014

LENDER:

U.S.BANK NATIONAL ASSOCIATION, NOT
INDIVIDUALLY BUT SOLELY AS TRUSTEE
FOR THE MAIDEN LANE COMMERCIAL
MORTGAGE BACKED SECURITIES TRUST
2008-1

By:  Bank of America, N.A., as Master Servicer

By: /s/ Steven M. Vaughn
Name: Steven M. Vaughn
Title:   Director

STATE OF NORTH CAROLINA                      )
                                                                                )
COUNTY OF MECKLENBUG                            )

On this 18 day of August, in the year 2010, before me the undersigned, personally appeared Steven M. Vaughn, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Yolanda Bonet
Notary Public

Yolanda Bonet
Notary Public, Mecklenburg County
North Carolina
My Commission Expires 06/03/2013

GUARANTOR:

ACADIA STRATEGIC OPPORTUNITY FUND II, LLC, a Delaware limited liability company

By: /s/ Robert Masters
Name:  Robert Masters
Title:    Senior Vice President

STATE OF NEW YORK                                                      )
                 )
COUNTY OF WESTCHESTER                                           )

On this 19th day of August, in the year 2010, before me the undersigned, personally appeared Robert Masters, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Debra Leibler-Jones
Notary Public

Debra Leibler-Jones
No. 01LE6005994
Qualified in Dutchess County
Commission Expires 04/20/2014

P/A MANAGER:

ACADIA-P/A MANAGEMENT SERVICES, LLC, a Delaware limited liability company

By: /s/ Robert Masters
Name:  Robert Masters
Title:    Senior Vice President

STATE OF NEW YORK                                                    )
               )
COUNTY OF WESTCHESTER                                         )

On this 19th day of August, in the year 2010, before me the undersigned, personally appeared Robert Masters, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Debra Leibler-Jones
Notary Public

Debra Leibler-Jones
No. 01LE6005994
Qualified in Dutchess County
Commission Expires 04/20/2014

SELF STORAGE MANAGER:

SELF STORAGE MANAGEMENT LLC, a Delaware limited liability company

By: /s/ Bruce Roch
Name:  Bruce Roch
Title:    Chief Executive Officer

STATE OF GEORGIA                                                      )
             )
COUNTY OF HENRY                                                       )

On this 24th day of August, in the year 2010, before me the undersigned, personally appeared Bruce Roch, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Jada Cowans
Notary Public

Jada Cowans
Notary Public, Henry County, Georgia
Commission Expires May 20, 2013

EXHIBIT A

LEGAL DESCRIPTION

FEE PARCEL:

GROUND LEASE PARCEL:

1 Along the southerly line of Secor Lane, North 63 degrees 57 minutes 5f seconds east, a distance of 374.53 feet to a point of curvature ; the following three (3) courses along the common dividing line between lot 8 and lot 10, block 1; Along a cunre to the left having a radius of 20,00 feet turning a central angle of 90 degrees 00 minutes }0 seconds with an are Length of 31,42 feet, the chord of which bears South 18 degrees 57 minutes 50 seconds west, a chord distance of 28.28 feet to a point or tangency; thence 3. South 26 degrees 02 minutes 10 seconds east, a distance of 80.00 font to a point, thence 4. North 63 degrees 57 minutes 50 seconds east, a distance of 100.00 feet to point, thence 5 Along a common dividing line between lot 9 and lot 10, block 1, north 26 degrees 02 minutes 10 seconds west, a distance of 100.00 feet to a point on the aforementioned southerly line of Secor Lane; thence 6-Continuing along said southerly line, north 63 degrees 57 minutes 50 coeds east, a distance of 686. to a point of curvature, thence 7. Continuing along the same, along a curve to the right, having a radius of 650,00 feet, turning a central angle of 11 degrees 45 minutes 00 seconds with an arc length of 133.30 feet, the chord of which hears north 69 degrees 50 minutes 19 seconds east, a chord distance of 133.06 feet to a rcbar with cap set, thence the following seven (7) courses along the dividing line between Lot 8 Block 1 and the westerly line of the Hutchinson River Parkway; 8. South 10 degrees 37 minutes 00 seconds east, a distance of 406.03 feet to a rehar with cap set, thence 9. South 08 degrees 04 minutes 18 seconds cast_ a distance of 152.58 feet to a rebut ‘% ith cap set, thence 10. South 8 I degrees 55 minutes 42 seconds west, a distance of 125.00 feet to a rcbar with cap set, thence 1 1. South O degrees 04 minutes 18 seconds east, a distance of 350,40 foci to a rebar with cap set at a point of non-tangent curvature, thence 12. Along a cunre to the left, having a radius of 375.00 feet, turning a central angle of 15 degrees 22 minutes 08 seconds with an arc length of 100.59 feet, the chord of which hears south 72 degrees 19 minutes 21 seconds west, a chord dislance of 100.29 feet to a rcbar with cap set at a point of tangency, thence 11. South 63 degrees 57 minutes SO seconds west. a distance of 4.45 feet to a rcbar with cap set, thence

15, Along the common dividing line between Lot S and Lot 5, Block I. and the westcriy line of the {utchinson River Parkway, south 63 degrees 55 minutes 30 seconds west, a distance of 156.73 feet to a point; thence the following' eight (ail courses along the dividing line between Lot 8 and Lot 3, Block 1 16.  Noilh 26 degrees 04 minutes 30 s conds west, a distance of 82.3i feet to a pk nail set, thence 17.  North 63 degrees 55 minutes 30 seconds east, a distance of 10,33 feet to a pk nail set, theircu 18,  North 26 degrees 04 minutes 30 seconds west, a distance of 19,84 feet to a pk nail set, thence 19,  South 63 degrees 55 minutes 30 seconds west, a di stance of 10.33 feet to a pk nail set, thence 20.  North 26 degrees 04 minutes 31) seconds west, a, distance of 90.55 Feet to a rebar with cap set, thence 21.  North 63 degrees 55 minutes 30 seconds east, a distance of 4.05 feet to a pk nail set, thence 22.  North 26 degrees 04 minutes 30 seconds west, a distance of 9.55 feet to a pk nail set, thence 23.  South 63 degrees 55 minutes 30 seconds west, a distance of 227,32 feet to a pk nail set on the aforementioned easterly line of Pelham Parkway, thence  24, North 26 degrees 04 mintilcs 30 seconds west, a distance of 296.81 feet to a pk nail, thence 25.  Continuing along tho easterly lint of Pelham Parkway, north 62 degrees 43 minutes 40 seconds west, a distance of-Q9.10 feet to a pk nail set a point oi-curvaturc, thence 26.  Along a curve to the right, having a radius of 2_00 feet, !liming a central angle of 126 degrees 41 minute. 30 seconds with an arc length of 4412 feet to a point, the chord of which hears north 00 degrees 37 minutes 24 seconds east, a chord distance of 35.75 feet to the point and place of F FGlNl ~1NG, For information may= Said premises are known as 2 Penn Place, Pelham, NY, and designated as section 166.26 Block l Lots 8 and 9 on the Westchester County Land and Tax Map.

Parcel A - (Lot ) ALL THAT CERTAIN plot, piece or parcu] of land, with the buildings and improvements thereon erected, situate, Eying and being in the Village of Pelham Manor, Town or Pelham, Westchester County of Westchester and State of New York, being more particularly known, shown and designated as Lots 1 tluouah 36 inclusive in Block A; Lots 1 through 46 inclusive in Block B; Lot 2 in Block C; Lots 1 through 24 inclusive in Block I7; Lots 1 through 32 inclusive in Block 4; Lots 6 through 40 in Block F; Lots l through 30 in Block G and Lots 1 through 27 in Block H. Together with the land in the beds of the following roads: Bridge Road Short Road, Hillside Road south ot'Secor Lane, Center Road, West Road, South Road and Sheep Lane. All on a certain map entitled "Property of Se or Realty Company on Hutchinson River in the ViElage of Pelham Manor, Town of Pelham, Westchester County. N,Y." made by William A. Smith, dated December 1 0, 1928 and filed in the Office of the County CEerk of Westchester on May 26, 1935 as Map No. 3958. Parcel B - (Lot 9) Al]. THAT CPRTAfN plot, piece or parcel of land, situate, lying and being in the Village of Pelham Manor, Town of Pelham, Westchester County of Westchester and State of Ne r York. being more particularly hounded and described as follows: BEGINNI]G at a point on the southerly side of Secor Lane distant easterly as measured along the same 454.525 fret from the northcastcrly end ora curve having a radius of 20,00 feet and a length of .'22 feet connecting said southerly side of Secor Lane with the northeasterly side of Pelham Parkway; RU NI IG THENCE south 26 degrees 02 minutes 10 seconds east. 221,90 feet to a comer; R JNNI'1]IENCE north 63 degrees 57 minutes 50 seconds cast, 176.92 feet to another corner; RUN I G THENCE north 26 degrees 02 minutes l0 seconds west, 221.90 feet to the southerly side of Secor Lane; RUNNING THENCE along the southerly side of Secor Lane, south 63 degrees 57 minutes 50 seconds west, 176,92 feet to the point or place of BEGINNING,

SCHEDULE I

Work Providers

CON ED
ETRE ASSOCIATES, LTD
GEROGE J. MARRONE, P.E.
VERIZON COMMUNICATIONS
ROBERT DONOHUE
VERIZON
CAP EQUIPMENT LEASING CORP.
CNS MANAGEMENT CORP
EDWARD & MARY DOYLE
GATOFF MECHANICAL GROUP
K.P. INDUSTRIES INC
NABER ELECTRIC CORP
NATIONAL LAWN SPRINKLERS INC.
OAK VALLEY DEVELOPMENT CORP
PENGAT TECHNICAL INSPECTIONS
UNITED PAVEMENT MARKING INC.
UNITED WATER NEW ROCHELLE
VILLAGE OF PELHAM MANOR
YATES SIGN COMPANY
CORPORATE COMPUTER SOLUTIONS
MABEY BRIDGE & SHORE, INC
MILESTONE ENVIRONMENTAL CORP.
SOIL MECHANICS DRILLING CORP
SOIL SAFE INCORPORATED
TMI WRECKING INC
TURBO GROUP INC
UNITED RENTALS NORTH
WHITESTONE ASSOCIATES
NATIONAL CONSTRUCTION RENTALS
CAP EQUIPMENT LEASING CORP
ALL BRIGHT ELECTRIC (CORP)
GARITO CONTRACTING, INC
METRO TRUCK TIRE SERVICE CENTER
PAVILION DRAINAGE SUPPLY CO. INC.
NATIONAL CONSTRUCTION
ANDY LOPES BLDG. CORP.
FEDERAL EXPRESS
THE OFFICE OF JAMES RUDDERMAN LLP
BYTE CONSTRUCTION
CANATAL INDUSTRIES
CAPITOL AWNING CO., INC.
D&S FIRE PROTECTION CORP
EMPIRE LUMBER &MILWORK COMPANY
M.D. MECHANICAL CONTRACTORS INC
MONPAT CONSTRUCTION INC.
MONSEY GLASS CO.
NES EQUIPMENT SERVICES CORPORATION
PALMERO TOO CONSTRUCTION, INC.
SET-RITE CORPORATION
ALL STATE INTERIOR
IMPERIA BROS., INC.

LENNOX NATIONAL ACCOUNTS
NORTHEAST LANDSCAPE ASSOCIATES
WESTCHESTER LANDSCAPE DEPOT CORP
LISS & CO. INC.
AEC REPROGRAPHICS
CALL-A-HEAD CORP
CELTIC BUILDING SUPPLIES
COMPLIANCE POSTER COMPANY
CRP SANITATION, INC.
D&S FIRE PROTECTION CORP
ELIAS SLAIBY
ELIASON CORPORATION
GAF PAINTING
GRANITE TELECOMMUNICATIONS
DOME DEPOT CREDIT SERVICES
JOHN CHRISTODOULOU
JOHN SPEARANDO
LIKER ASSOCIATES
MAV CONSTRUCTION CORP
MINER FLEET MANAGEMENT
MORROW EQUIPMENT SYSTEMS, INC.
MULBERRY SIGN
PARACO GAS CORP
PHOENIX CONSTRUCTION LLC
POLAND SPRINGS
PRIDE EQUIPMENT CORP
RADIANT CLEANING SERVICES, INC.
SHOWPLACE FLOORING INC.
SPARTA CHEM INC.
SPRINT
SSG DOOR AND HARDWARE
STANLEY ACCESS TECHNOLOGIES
STAPLES CREDIT PLAN
SUBURBAN CARTING
W.B. MASON CO., INC.
EXTREME DRYWALL & ACOUSTICS
ZEE MEDICAL, INC.
ALLSTATE INTERIOR
C&B PLUMBING AND HEATING INC
WESTCHESTER COUNTRY DEPARTMENT
A&A MAINTENANCE ENTERPRISE
ALL POINTS TECHNOLOGIES OF N.Y.
ALLSTAR ELECTRIC CORP
ARLINGTON CONSTRUCTION WOODWORKING
BUILDING SPECIALTIES
C & B PLUMBING AND HEATING INC
CENTRAL ENTERPRISES
CHAMPION HI PERFORMANCE
GLOBAL GATES
LOFTUS CONTRACTING CORP

MASTER KITCHENS USA, INC
MONFRONT BROS, INC
OEHLER CONTRACTING CORP
PELHAM WELDGIN 7 IRON FABRICATION
PETER GISONDI & CO., INC.
PORTUGALIA CONSTRUCTION CORP
SIGN-A-RAMA
TASZ CONSTRUCTION, INC.
THYSSENKRUPP ELEVATOR CORPORATION
US DOOR & BUILDING COMPONENTS
ULTIMATE ACCESS SOLUTIONS
GREENBERG FARROW ARCHIT CORP
JOHN COLLINS ENGINEERS, P.C.
GREENBERG FARROW ARCHIT CORP
MG MCLAREN P.C.
LILKER ASSOCIATES
THE OFFICE OF JAMES RUDDERMAN LLP
ART & DESIGN STUDIOS INC.
BUTZ-WILBERN
SBLM ARCHITECTS P.C.
J&J BACKFLOW DEVICE TESTERS
ACADIA REALTY LTD PARTNERSHIP
ALLIED OFFICE PRODUCTS
AM EXCLUSIVE BUSINESS MACHINES
BELL FIRE EXTINGUISHER CO., INC.
BRONXMEDIA, LLC
C.A.C MAINTENANCE INC
CDC PUBLISHING
CLIFFORD R. BRAGDON & ASSOCIATES
COLORTONE AUDIO VISUAL
COMMON CENTS EMS SUPPLY
COMPLETE BUSINESS FORMS
CONCRETE CUTTING CO
CON EDISON
CONTROL POINT ASSOCIATES
CORPORATE EXPRESS INC
COUNTRY WASTE MANAGEMENT
DELMARVA POWER COMPANY

DIAMOND Z LANDSCAPING
DIVERSIFIED CARTING INC.
EARTHCAM, INC.
GEROGE J. MARRONE, P.E.
GERMAN VELEZ
GLOBRITE CLEANING SERVICES
GRAINGER CORP
JEFFREY HOGAN
JOE HOGAN
JOHN CASCARANO
JOSEPH HOGAN
JUST DIGITA, (CORP)
MANOR DISCOUNT INC
MARK SURRA
MICHAEL ARIGOT
MICHAEL ROSSI
MR. JOHN INC
NORTHER FRONTIER
NORTHERN SAFETY COMPANY, INC.
NYC DEPARTMENT OF TRANSPORTATION
PAUL ZANATTE
PETER WELLSTOOD
PRO ENERGY SERVICES
PROSPER UWERA
RUBACHEM SYSTEMS, INC.
SAFETY STAR LLC
SCHIMOLER’S LOCKSMITHS INC.
SIMKISS AGENCY
STAPLES BUSINESS ADVANTAGE
TESTWELL LABORATORIES
TIMOTHY CLARK
TRAFFIC CLOSURE, LLC
TRI-STATE SAFETY CONSULTING
UNITED WATER NEW YORK
VINCENT LAPOLLA
WEST STAR FUEL OIL CORP
WILLIAMS SCOTSMAN INC.

FOURTH AMENDMENT TO BUILDING LOAN AGREEMENT

Dated: as of August 26, 2010

By and between

P/A-ACADIA PELHAM MANOR, LLC,
as Borrower

and

U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY
BUT SOLELY AS TRUSTEE FOR THE MAIDEN LANE COMMERCIAL
MORTGAGE-BACKED SECURITIES TRUST 2008-1,
as Lender

Location:	2 Penn Place
Village:	Pelham Manor
Town:	Pelham
County:	Westchester
Section:	166.76
Block:	1
Lots:	8, 9 and 10

MERS MIN: 8000101-0000007140-6

FOURTH AMENDMENT TO BUILDING LOAN AGREEMENT

This FOURTH AMENDMENT TO BUILDING LOAN AGREEMENT (this “Amendment”), dated as of August 26, 2010 (the “Effective Date”), by and between U.S. BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY BUT SOLELY AS TRUSTEE FOR THE MAIDEN LANE COMMERCIAL MORTGAGE-BACKED SECURITIES TRUST 2008-1, c/o Bank of America, 900 West Trade Street, S 650, NCI-026-06-01, Charlotte, North Carolina 28255 (“Lender”) and P/A-ACADIA PELHAM MANOR, LLC, a Delaware limited liability company, having its principal place of business at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue-Suite 260, White Plains, New York 10605 (“Borrower”), and acknowledged and agreed to by ACADIA STRATEGIC OPPORTUNITY FUND II, LLC, a Delaware limited liability company (“Guarantor”), ACADIA-P/A MANAGEMENT SERVICES, LLC, a Delaware limited liability company (“P/A Manager”) and SELF STORAGE MANAGEMENT LLC, a Delaware limited liability company (“Self Storage Manager”).

WITNESSETH:

WHEREAS, pursuant to the terms and conditions of that certain Building Loan Agreement, dated as of December 10, 2007, which Building Loan Agreement was filed in the office of the Clerk of Westchester County (“County Clerk”) on December 19, 2007 as File No. 38662, as amended by (i) that certain First Amendment to Building Loan Agreement, dated as of January 9, 2008, (ii) that certain Second Amendment to Building Loan Agreement, dated as of February 29, 2008, and (iii) that certain Third Amendment to Building Loan Agreement, dated as of September 19, 2008 (as the same has been or may be amended, renewed, modified, extended, replaced or supplemented from time to time, the “Building Loan Agreement”), Bear Stearns Commercial Mortgage, Inc. (“Bear Stearns”) made a loan to Borrower in the principal amount of up to Twenty-Three Million Twenty-Six Thousand Nine Hundred Six and 60/100 Dollars ($23,026,906.60) (the “Building Loan”), which Building Loan is secured, inter alia, by that certain Building Loan Fee and Leasehold Mortgage and Security Agreement, dated as of December 10, 2007, given by Borrower to Bear Stearns encumbering that certain lot or piece of land, more particularly described in Exhibit A annexed hereto and made a part hereof, and the buildings, structures and improvements now or hereafter located thereon (collectively, the “Property”);

WHEREAS, Lender has succeeded to the interest, rights, duties and obligations of Bear Stearns with respect to the Building Loan and is now the holder of the Building Loan Agreement and the other Loan Documents (as defined in the Building Loan Agreement);

WHEREAS, the parties hereto desire to amend the Building Loan Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant, agree, represent and warrant as follows:

1.           Representations and Warranties.  Borrower and Guarantor hereby represent and warrant to Lender that, as of the Effective Date hereof:

(a)           The construction of the shell of each of the Improvements (the “Shell Work”) was completed on or about June 9, 2009;

(b)           Attached hereto as Schedule I is a true, accurate and complete list of each contractor, materialman, laborer, workman, engineer, architect or other Person who could have standing to file a lien against the Property pursuant to the Lien Law (individually, each, a “Work Provider” and collectively, the “Work Providers”) in connection with the Shell Work and any other work performed at the Property (collectively, the “Work”);

(c)           Each Work Provider has completed its respective Work;

(d)           No Work Provider has performed any Work at the Property during eight (8) months prior to the Effective Date;

(e)           All Work at the Property performed prior to the Effective Date has been paid for and is evidenced by unconditional final lien waivers;

(f)           Borrower has previously delivered to Lender unconditional final lien waivers fully executed by the applicable Work Provider with respect to all Work and all amounts paid to such Work Provider;

(g)           There are no mechanic’s liens currently recorded against the Property that have not been bonded and Borrower is not aware of any other potential liens which could be filed against the Property;

(h)           Borrower has previously bonded, or caused to be bonded each of (i) that certain lien in favor of Naber Electric Corp., recorded on April 10, 2009, in the amount of $24,668.00, by that certain Bond Discharging Mechanic’s Lien, Bond No. 136124 and (ii) that certain lien in favor of C&B Plumbing and Heating Inc., recorded on January 1, 2009, in the amount of $11,500.00, by that certain Bond Discharging Mechanic’s Lien, Bond No. 136095, filed with the County Clerk on March 27, 2009.  Further, Borrower has caused the lis pendens filed on September 24, 2009 as Index Number 21532/09, by Palermo-Too Construction, Inc. to be removed of record and otherwise satisfied;

(i)           That certain lien in favor of Palermo-Too Construction, Inc., recorded on November 7, 2008, in the amount of $192,739.96, which had been bonded by that certain Bond to Discharge Mechanic’s Lien, Bond No. 105084411, filed with the County Clerk on December 9, 2008, was satisfied by that certain Satisfaction of Mechanic’s Lien, dated as of July 30, 2010 delivered to Borrower by Palermo-Too Construction, Inc.;

(j)           After giving effect to the provisions of this Amendment and the other documents entered into by Borrower in connection herewith, no default or Event of Default shall be continuing under the Loan Documents and there is no existing condition which, but for the passage of time or the giving of notice, could result in an Event of Default under the Loan Documents; and

(k)           The outstanding principal balance of the Building Loan is $20,084,350.37.

2.           Agreement with respect to the Final Advance.

(a)           Borrower, Guarantor and Lender hereby acknowledge and agree that the conditions to release the Final Advance, as set forth in Section 2.12 of the Building Loan Agreement, have not been satisfied by Borrower and that Borrower is no longer permitted to request and/or receive the Final Advance under the Building Loan, pursuant to the express provisions thereof, now or at any time hereafter.  Borrower and Guarantor hereby rescind, and acknowledge as void, any pending Draw Request delivered to Lender which has not been funded in whole or in part on or before the date hereof.

(b)           Notwithstanding anything to the contrary in the Building Loan Agreement, Borrower, Lender and Guarantor hereby agree that as of the Effective Date, Borrower shall not be permitted to request and/or receive any further Advances under the Building Loan other than the Permissible TI Advances (defined below).

(c)           Notwithstanding anything to the contrary in the Building Loan Agreement or the other Loan Documents, Borrower, Lender and Guarantor hereby acknowledge and agree that Borrower shall not be permitted to request and/or receive any Permissible TI Advances (defined below) under the Building Loan if such Permissible TI Advance would cause the total amount of principal Advanced under the Building Loan to exceed the amount of $22,090,530.18 (the “Total BLA Commitment Amount”).

3.           Amendment to Building Loan Agreement.

(a)           The following defined terms as defined in Section 1.1 of the Building Loan Agreement are hereby deleted in their entirety and replaced with the following:

“Interest Rate” shall mean seven and three hundred eighty-two thousandths percent (7.382%).

“Monthly Debt Service Payment Amount” shall mean (a) an amount equal to interest only on the outstanding principal balance of the Building Loan, calculated in accordance with Section 2.2 hereof, for each Payment Date commencing with the Payment Date occurring in February, 2008 through and including the Payment Date occurring in August, 2010, and (b) commencing with the Payment Date occurring in September, 2010 and on each Payment Date thereafter, the P&I Payment Amount.

“Required Completion Date” shall mean the date any tenant improvements are required to be completed pursuant to the terms of any Lease.

(b)           The following defined terms shall be incorporated into Section 1.1 of the Building Loan Agreement:

“Approved Lender” shall mean a bona-fide, third party lender which is unaffiliated with any Borrower Party and is otherwise regularly engaged in making commercial real estate loans in the State of New York.

“4th BLA Modification Effective Date” shall mean August 26, 2010.

“4th BLA Modification Agreement” shall mean that certain Fourth Amendment to Building Loan Agreement, dated as of the 4th BLA Modification Effective Date, by and among Borrower, Lender, Guarantor and Manager.

“4th PLA Modification Agreement” shall mean that certain Fourth Amendment to Project Loan Agreement and Amendment of Certain Other Loan Documents, dated as of the 4th BLA Modification Effective Date, by and among Borrower, Lender, Guarantor and Manager.

“Borrower Party” and “Borrower Parties” shall mean each of Borrower, Guarantor, the constituent members of such Person and each of their principals, directors, officers, employees, beneficiaries, shareholders, partners, members, trustees, agents, or Affiliates or any legal representatives, successors or assigns of any of the foregoing.

“Loan Hold Period” shall mean the period commencing on the 4th BLA Modification Effective Date and continuing until forty-five (45) days after the date on which Lender sends written notice to Borrower of Lender’s good faith election to market the Loan for sale (the “Marketing Notice”); provided, however, that the Loan Hold Period shall automatically be extended for one and only one additional forty-five (45) day period if Borrower delivers to Lender, at any time during the original forty-five (45) day period, a fully executed Loan Offer Agreement.

“Loan Offer Agreement” shall mean a bona-fide loan commitment or term sheet fully executed by an Approved Lender and Borrower, reasonably acceptable to Lender, evidencing such Approved Lender’s intent to make a loan to Borrower by no later than the last day of the Loan Hold Period and in an amount generating sufficient net proceeds to prepay the Debt and the debt evidenced by the Project Loan Documents in full in accordance with the terms hereof and the other Loan Documents.  Notwithstanding the foregoing, no proposed Loan Offer Agreement shall constitute a Loan Offer Agreement for purposes hereof unless it is accompanied by an Officer’s Certificate of Borrower certifying to the matters set forth in the first sentence of this definition and such other related matters as may be reasonably requested by Lender.

“Minimum Disbursement Amount” shall mean $50,000.00.

“Omni Litigation” shall mean that certain action brought in the Supreme Court of the State of New York, County of Westchester, Index No. 08-24678, filed November 3, 2008 by The Omni Health & Fitness Complex of Pelham, Inc., Plaintiff, against P/A-Acadia Pelham Manor, LLC, P/A Associates, LLC, Acadia Realty Trust, Joseph Hogan, Joel Braun, Aaron Malinsky, Paul Slayton, Rusciano & Son, Inc., Rusciano Associates, Inc., Secor Lane Corp, Secor Lane Company, LLC and VJK Management, Inc., Defendants.

“P&I Payment Amount” shall mean an amount equal to $146,883.46 (which such amount is based upon (i) interest accrued on the outstanding principal balance of the Building Loan in accordance with Section 2.2 hereof and (ii) a principal payment based on a twenty-five (25) year amortization schedule); it being specifically understood that the amount required to be paid to Lender above shall be increased as calculated by Lender to reflect the increased principal balance of the Building Loan upon the occurrence of each Permissible TI Advance and such calculation shall be conclusive and binding on Borrower absent manifest error.

“Total BLA Commitment Amount” shall have the meaning ascribed to such term in the 4th BLA Modification Agreement.

(c)           The following sentence is hereby deleted from the definition of “Gross Income from Operations” set forth in Section 1.1 of the Building Loan Agreement:

Notwithstanding anything to the contrary contained herein, for the purpose of calculating Rents, Lender shall disregard the BJ’s Lease and shall assume that the Sublease dated as of December 21, 2006 with Home Depot U.S.A., Inc. is still in effect.

(d)           The second and third sentences of Section 2.3.1 of the Building Loan Agreement are hereby deleted in their entirety.

(e)           The following shall be incorporated into the Building Loan Agreement as Section 2.4.6:

Section 2.4.6  Permitted Prepayment Prior to Loan Sale.  (a)  Notwithstanding anything to the contrary herein or in any of the other Loan Documents, during the Loan Hold Period, provided no Event of Default exists, Borrower may, at its option, prepay the Debt in whole (but not in part) upon thirty (30) days prior irrevocable notice to Lender, without payment of the Yield Maintenance Premium or the requirement to defease the Loan; provided, however, if for any reason Borrower prepays the Loan on a date other than a Payment Date, Borrower shall pay Lender, in addition to the Debt, all interest which would have accrued on the amount of the Loan through and including the Payment Date next occurring following the date of such prepayment.  For purposes of clarification, Borrower right to prepay the Loan pursuant to this Section 2.4.6 is a one-time right to prepay the Loan in whole (but not in part).

(b)  Provided that (i) no Event of Default is then continuing, (ii) Borrower has elected to prepay the Loan pursuant to the express terms of Section 2.4.6(a) above and (iii) provided that the Mortgage continues to secure a bona fide obligation of the Borrower, Lender agrees to assign the Note and the Mortgage (the “Refinancing Assignment”), all without recourse, covenant or warranty of any nature, express or implied (other than that Lender is the then holder of the Note and the Mortgage), to any party designated by Borrower (other than Borrower or a nominee of Borrower) (the “Mortgage Assignee”), provided that (A) Borrower shall have first caused the same to be purchased for an amount equal to the Debt (including, without limitation, all unpaid principal and accrued interest due) (the “Mortgage Purchase Price”) as set forth on a loan pay-off letter delivered by Lender or its servicer and upon payment by Borrower of (1) the reasonable out-of-pocket expenses of Lender incurred in connection with the assignments of mortgages and any related matters together with any nominal processing and administrative fees; and (2) Lender’s reasonable attorney’s fees for the preparation, delivery and performance of such assignment and related documents; (B) Borrower shall have caused the recording with the recorder’s office of Westchester County of an executed Statement of Oath under Section 275 of the New York Real Property Law; and (C) such assignment is not then prohibited by any federal, state or local law, rule, regulation, order, or by any other governmental authority. Borrower shall be responsible for all taxes, recording fees and other charges payable in connection with such assignment.

(f)           Section 2.12.3 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following:

2.12.3  [Intentionally omitted].

(g)           The words “after the Property shall have achieved the Required Ratios at Completion,” are hereby deleted in their entirety from the first sentence of Section 5.1.20.

(h)           Each of Section 5.1.28(b) and Section 5.1.28(d) of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following:  [Intentionally omitted].

(i)           The following shall be incorporated into the Building Loan Agreement as Section 5.1.47:

5.1.47  Transfer Taxes.

(a)    In the event of any sale or transfer of Borrower’s interest in the Property, or any part thereof, including any sale or transfer by reason of foreclosure of the Mortgage or any prior or subordinate mortgage or by deed in lieu of any such foreclosure, Borrower shall timely and duly complete, execute and deliver to Lender all forms and supporting documentation required by any taxing authority to estimate and fix any tax payable by reason of such sale or transfer or recording of the deed evidencing such sale or transfer, including any New York State Transfer Tax (individually, a “Transfer Tax”).

(b)    Borrower shall pay the Transfer Tax that may hereafter become due and payable with respect to any sale or transfer of the property described in this Section 5.1.47, and in the event of a default of such payment, Lender may pay the same and the amount of such payment shall be added to the Debt secured hereby and, unless incurred in connection with a foreclosure of the Mortgage or deed in lieu of such foreclosure, be secured by the Mortgage.

(c)     In the event that Borrower fails to execute the same and such failure continues for more than ten (10) days after Mortgagee requests Borrower to execute the same, Borrower hereby irrevocably constitutes and appoints Mortgagee as its attorney-in-fact, coupled with an interest, to prepare and deliver any questionnaire, statement, affidavit or tax return in connection with any Transfer Tax applicable to any foreclosure or deed in lieu of foreclosure described in this Article.

(d)     Borrower shall indemnify and hold harmless Lender against (i) any and all liability incurred by Lender for the payment of any Transfer Tax with respect to any transfer of Borrower’s interest in the Property, and (ii) any and all expenses reasonably incurred by Lender in connection therewith including, without limitation, interest, penalties and reasonable attorneys’ fees.

(e)      The obligation to pay the taxes and indemnify Lender under this Section 5.1.47 is a personal obligation of Borrower (excluding its shareholders, directors and officers), whether or not Borrower is personally obligated to pay the Debt secured by the Mortgage and shall be binding upon and enforceable against the distributees, successors and assigns of Borrower with the same force and effect as though each of them had personally executed and delivered the Mortgage, notwithstanding any exculpation provision in favor of Borrower with respect to the payment of any other monetary obligations under the Mortgage.

(f)       In the event that Borrower fails or refuses to pay a tax payable by Borrower with respect to a sale or transfer by reason of a foreclosure of this Security Instrument in accordance with this Section 5.1.47, the amount of the tax, any interest or penalty applicable thereto and any other amount payable pursuant to Borrower’s obligation to indemnify Lender under this Section 5.1.47 may, at the sole option of Lender, be paid as an expense of the sale out of the proceeds of the mortgage foreclosure sale.

(g)      The provisions of this Section 5.1.47 shall survive any transfer and the delivery of the deed affecting such transfer.  Nothing in this Section 5.1.47 shall be deemed to grant to Borrower any greater rights to sell, assign or otherwise transfer the premises than are expressly provided in the Mortgage nor to deprive Lender of any right to refuse to consent to any transaction referred to in this Section 5.1.47.

(j)           Section 5.2.12 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following:  5.2.12  [Intentionally omitted].

(k)           All of the text of Section 7.1 of the Building Loan Agreement prior to the sentence commencing with the phrase “The Tax and Insurance Escrow Fund and the Monthly Debt Service Payment Amount…” shall be deleted in its entirety (including such text as set forth in Section 1.1 of the Second Amendment to the Building Loan Agreement) and replaced with the following:

Section 7.1  Tax and Insurance Escrow Fund.  On the 4th BLA Modification Effective Date, Borrower shall pay to Lender an amount that, when added to the amounts payable under the next sentence, will be sufficient to accumulate with Lender sufficient funds to pay all Taxes and Other Charges payable on the next due date thereof at least thirty (30) days prior to their respective due dates, and to pay all Insurance Premiums that Lender estimates will be payable for the next renewal of the coverage afforded by the Policies upon the expiration thereof at least thirty (30) days prior to the expiration of the Policies. In addition, Borrower shall pay to Lender (or shall cause Lender to advance) on each Payment Date occurring after the 4th BLA Modification Effective Date (a) one-twelfth (1/12) of the Taxes and Other Charges that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes and Other Charges at least thirty (30) days prior to their respective due dates, and (b) one-twelfth (1/12) of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (said amounts in (a) and (b) above hereinafter called the “Tax and Insurance Escrow Fund”).

(l)           Section 7.2 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following:

Section 7.2                      [Intentionally omitted].

(m)           The first sentence of Section 7.3.1 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following:

Borrower shall pay to Lender the following amounts: $3,962.00 (the “Replacement Reserve Monthly Deposit”) on each Payment Date occurring after the 4th BLA Modification Effective Date, for replacements and repairs required to be made to the Property (collectively, the “Replacements”).

(n)           Section 7.4 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following: [Intentionally omitted].

(o)           Section 7.7 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following: [Intentionally omitted].

(p)           The first sentence of Section 7.8.1 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following:

Borrower shall pay to Lender the following amounts:  $15,645.33 (the “Rollover Reserve Monthly Deposit”) on each Payment Date occurring after the 4th BLA Modification Effective Date, which amounts shall be deposited with and held by Lender for tenant improvements and leasing commission obligations incurred following the date hereof.

(q)           The first sentence of Section 7.8.2 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following:

Lender shall make disbursements from the Rollover Reserve Fund for tenant improvements and leasing commission obligations incurred by Borrower with respect to renewal tenants or new tenants occupying space at the Property previously occupied by another tenant.

(r)           The first sentence of Section 7.9.1 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following:

On the 4th BLA Modification Effective Date, Borrower shall pay to Lender an amount equal to $250,000.00, which amount shall be deposited into the Ground Lease Reserve Account and held by Lender as additional security for the Loan.

(s)           The first sentence of Section 7.10.1 of the Building Loan Agreement is hereby deleted in its entirety and replaced with the following:

On the 4th BLA Modification Effective Date, Borrower shall pay to Lender an amount equal to $800,000.00 (the “Storage Facility Reserve Deposit”), representing one (1) year’s Storage Facility Rent under the Storage Facility Master Lease, which amount shall be deposited with and held by Lender as additional security for the Loan.  Notwithstanding the foregoing, Borrower hereby authorizes Lender to disburse the remaining amounts on deposit pursuant to the terms of the Rate Lock Agreement, in the amount of $401,235.94, to be applied to reduce Borrower’s Storage Facility Reserve Deposit obligation.

(t)           Sections 8.1(a)(xiv), (xvii), (xviii) and (xxi) of the Building Loan Agreement are each hereby deleted in its entirety and each replaced with the following:  [Intentionally omitted];

(u)           Section 8.1(a)(xiii) of the Building Loan Agreement is hereby deleted in its entirety and each replaced with the following:  (xiii) if there is a judgment (or other disposition) against Borrower and/or Guarantor (or other disposition) in connection with the Omni Litigation that results in a Lien against the Property or any other assets of Borrower;

(v)           The “.” at the end of Section 9.3(x) of the Building Loan Agreement is hereby deleted and replaced with “; or”.

(w)           The following shall be incorporated into the Building Loan Agreement as Section 9.3(xi):  (xi) the Omni Litigation.

(x)           The words “or (v) if Borrower fails to obtain Lender’s prior written consent to any Transfer as Required by this Agreement or the Mortgage.” at the end of the unnumbered paragraph at the end of Section 9.3 of the Building Loan Agreement are hereby deleted in their entirety and replaced with the following:

(v) if Borrower fails to obtain Lender’s prior written consent to any Transfer as Required by this Agreement or the Mortgage; (vi) any litigation or other legal proceeding related to the Debt filed by a Borrower Party that delays, opposes, impedes, obstructs, hinders, enjoins or otherwise interferes with or frustrates the efforts of Lender to exercise any rights and remedies available to Lender as provided herein and in the other Loan Documents; (vii) any action by a Borrower Party contesting the end date of the Loan Hold Period; (viii) any misrepresentation set forth in (a) the affidavit made pursuant to and in compliance with Section 22 of the Lien Law in connection with the filing of this Agreement or any amendment or modification thereto or (b) Section 1 of the 4th Amendment; or (ix) Borrower’s failure to comply with the obligations set forth in Section 5.1.47 hereof.

(y)           Pursuant to Section 10.6 of the Building Loan Agreement, if a notice is to be given to Lender, such notice shall be given to:

Federal Reserve Bank of New York
33 Liberty Street
New York, New York 10045
Attention: Helen Mucciolo
Fax:  (212) 720-1530

With a copy to:

Federal Reserve Bank of New York
33 Liberty Street
New York, New York 10045
Attention:  Stephanie Heller
Fax: (212) 720-1953

With a copy to:

BlackRock Financial Management Inc.
55 East 52nd Street
New York, New York 10055
Attention:  Frank Pomar
Fax:  (212) 810-5666

With a copy to:

Alston & Bird LLP
90 Park Avenue
New York, New York 10016
Attention:  Gerard Keegan, Esq.
Fax:  (212) 210-9444

4.           Agreement with respect to Additional Mezzanine Loan.

Borrower, Guarantor and Lender hereby acknowledge and agree that an Additional Mezzanine Loan shall not be permitted under Section 5.2.14 of the Building Loan Agreement and Borrower shall not be entitled to cause an Additional Mezzanine Loan Borrower to obtain an Additional Mezzanine Loan.  Borrower and Guarantor hereby further acknowledge and agree that mezzanine indebtedness of any kind shall be expressly prohibited under the terms of the Loan Documents, as amended hereby.

5.           Advances for Permissible Tenant Improvements.

(a)           Notwithstanding anything to the contrary in the Building Loan Agreement or the other Loan Documents, including, without limitation, Sections 2.10, 2.11 and 2.12 of the Building Loan Agreement, Lender shall advance to Borrower, subject to Section 5(e) below, an amount up to $2,006,179.81 (the “Permissible TI Advance Funds”) for the direct payment of Permissible TI Costs as provided in the Building Loan Budget (each, a “Permissible TI Advance”), upon satisfaction of the conditions set forth in this Section 5.  As used herein, “Permissible TI Costs” shall mean actual costs of tenant improvements that Borrower is required to perform and/or pay for in connection with a new Lease for any portion of the Property not set forth on Schedule II attached hereto which qualify as Costs of the Improvement (as defined in the Building Loan Agreement).  Notwithstanding the foregoing, Borrower shall not be permitted to request nor receive a Permissible TI Advance with respect to the Vet Upgrade (as defined in Section 1.5 of Exhibit D to that certain Shopping Center Lease Agreement, between Borrower and PetSmart, Inc., a  Delaware corporation).

(i)           Borrower shall submit a Draw Request for an advance to Lender at least thirty (30) days prior to the date on which Borrower requests such payment be made and specifies the Permissible TI Costs to be reimbursed;

(ii)           On the date such request is received by Lender and on the date such advance is to be made, no default or Event of Default has occurred and is continuing under the Loan Documents and there is no existing condition which, but for the passage of time or the giving of notice, could result in a default or Event of Default under the Loan Documents;

(iii)           Notwithstanding anything to the contrary set forth in Section 5.1.20 of the Building Loan Agreement, Lender shall have reviewed and approved the Lease (including, without limitation, the rental rates, the creditworthiness of the prospective tenant and the proposed tenant improvement and leasing commission schedule) in respect of which Borrower is obligated to pay or reimburse Permissible TI Costs;

(iv)           Lender shall have received and approved a budget for the Permissible TI Costs and the requested disbursement will be used to pay all or a portion of such costs and payments;

(v)           Lender shall have received a certificate (the “Funding Certificate”) from Borrower (A) stating that all Permissible TI Costs at the Property to be funded by the requested disbursement have been completed in good and workmanlike manner and in accordance with all applicable federal, state and local laws, rules and regulations, such certificate to be accompanied by a copy of any license, permit or other approval by any Governmental Authority required in connection with the Permissible TI Costs, (B) identifying each Person that supplied materials or labor in connection with the Permissible TI Costs to be funded by the requested disbursement, (C) the location for delivery of payment to such Person (whether by wire-transfer or check), and (D) stating that each such Person will be paid in full upon receipt of the requested payment;

(vi)           Lender shall have received itemized invoices evidencing the amount of the applicable Permissible TI Costs to be paid;

(vii)           at Lender’s option, a title search for the Property, at Borrower’s sole cost and expense, indicating that the Property is free from all Liens, claims and other encumbrances not previously approved by Lender;

(viii)           Lender shall have received such other evidence as Lender shall reasonably request that the Permissible TI Costs at the Property to be funded by the requested disbursement have been completed;

(ix)           Lender shall have received lien waivers evidencing that the Permissible TI Costs, or portion thereof, for which a Permissible TI Advance had previously been made have been completed lien free and the costs of which have been paid in full;

(x)           The representations and warranties made by Borrower and Guarantor in the Loan Documents or otherwise made by or on behalf of Borrower or Guarantor in connection therewith after the date thereof shall have been true and correct in all material respects on the date on which made and shall also be true and correct in all material respects on the date of such Permissible TI Advance;

(xi)           Lender shall have received, at Borrower’s sole cost and expense, a “datedown” endorsement to Lender’s title insurance policy as described in the form set forth in Exhibit C of the Building Loan Agreement, which continuation or endorsement shall increase the coverage of the Title Insurance Policy by the amount of the Permissible TI Advance through the pending disbursement clause (but not the overall policy amount which shall be for the full amount of the Loan), amend the effective date of the Title Insurance Policy to the date of such Permissible TI Advance, continue to insure the lien of the Mortgage subject to no liens or encumbrances other than the Permitted Encumbrances and which shall state that since the last disbursement of the Loan there have been no changes in the state of title to the Property (other than Permitted Encumbrances) and that there are no additional survey exceptions not previously approved by Lender;

(b)           If required by Lender, Lender shall have received an inspection report issued by an inspector selected and retained by Lender, the cost of which shall be paid by Borrower, evidencing that all Permissible TI Costs covered by the advance have been completed in a workmanlike manner and in accordance with applicable Legal Requirements.

(c)           Lender shall not be required to make advances for Permissible TI Costs more frequently than once each calendar month or in an amount less than the Minimum Disbursement Amount (or a lesser amount if the total amount of Permissible TI Advance Funds is less than the Minimum Disbursement Amount, in which case only one disbursement of the amount remaining in the account shall be made).

(d)           Borrower shall complete, or shall cause the completion of, the lien-free performance or installation of the applicable permitted tenant improvements in a workmanlike manner and in accordance with all applicable Legal Requirements.

(e)           Upon receipt by Borrower of confirmation that Lender has approved the applicable Draw Request, Borrower shall deliver to Lender an amount equal to forty percent (40%) of the amount of the Permissible TI Advance approved by Lender (“Borrower’s Portion”).  Provided that Lender has approved the Draw Request and Borrower’s Portion is received by Lender prior to 11:00 AM (Eastern Standard Time) on a Business Day, Lender shall, and is specifically authorized by Borrower hereby to, on the next Business Day, advance an amount under the Building Loan equal to sixty percent (60%) of the amount of the Permissible TI Advance approved by Lender (“Lender’s Portion”), which amount together with the Borrower’s Portion shall be paid directly by Lender, on behalf of Borrower, to the applicable Work Provider pursuant to the payment instructions set forth in Borrower’s Funding Certificate.  In the event Borrower delivers Borrower’s Portion to Lender (i) prior to Lender’s approval of the applicable Draw Request or (ii) after 11:00 AM (Eastern Standard Time) on a Business Day after Lender’s approval of the applicable Draw Request, then such funds shall be held by Lender as additional collateral for the Building Loan until (x) in the case of (i) above, the Business Day following Lender’s approval of the applicable Draw Request and (y) in the case of (ii) above, the second Business Day following Lender’s receipt of Borrower’s Portion.

6.           Guarantor Financial Statements.

Notwithstanding anything to the contrary herein or in the other Loan Documents, Guarantor shall furnish to Lender (i) quarterly, within thirty (30) days following the end of each calendar quarter and (ii) annually, within one hundred and twenty (120) days following the end of each Fiscal Year, a complete copy of Guarantor’s financial statements covering the applicable corresponding period then ended, including a balance sheet and income statement of Guarantor.  With respect to Guarantor’s annual financial statements, such statements shall be audited in accordance with GAAP by BDO Seidman (so long as they are licensed certified public accountants) and shall include a complete copy of Guarantor’s federal and New York state income tax returns for the immediately preceding tax year within thirty (30) days after timely filing of same given all allowable extensions of time to file.

7.           Ratification.

(a)           Borrower hereby ratifies and confirms to Lender that all of the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents are and shall remain in full force and effect, and are true and correct with respect to Borrower without change except as otherwise expressly and specifically modified by this Amendment.  Borrower hereby agrees to continue to be bound by terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents.

(b)           Guarantor hereby ratifies and confirms to Lender that all of the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents, including without limitation, the Guaranty of Completion (as defined in the Building Loan Agreement), the Guaranty of Recourse Carve Outs (as defined in the Building Loan Agreement) and the Environmental Indemnity (as defined in the Building Loan Agreement), are and shall remain in full force and effect, and are true and correct with respect to Guarantor without change except as otherwise expressly and specifically modified by this Amendment.  Guarantor hereby agrees to continue to be bound by the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents, including, without limitation, the Guaranty of Completion, the Guaranty of Recourse Carve Outs and the Environmental Indemnity.

8.           Release and Waiver of Claims, Defenses and Rights of Set Off.

(a)           Each of Borrower and Guarantor acknowledge that Lender has performed all obligations and duties owed to Borrower and Guarantor under the Loan Documents through the date hereof.

(b)           As additional consideration for entering into this Amendment, each of Borrower and Guarantor hereby unconditionally and irrevocably forever releases, waives and forever discharges Lender, BlackRock Financial Management Inc., the Federal Reserve Bank of New York, Maiden Lane LLC and any Servicer of the Loan (together with each of their respective predecessors, successors and assigns, each of their respective Affiliates and each of their respective officers, directors, employees, agents and representatives) (each, a “Releasee” and, collectively, the “Releasees”) from any action, cause of action, suit, debt, defense, right of set off or other claim arising on or prior to the date hereof, whatsoever, in law or in equity, arising out of or in connection with this Amendment and/or the other Loan Documents, known or unknown against the Releasees.

(c)           Each of Borrower and Guarantor, on behalf of itself and its successors, assigns, Affiliates and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that neither Borrower (nor any of its successors, assigns, Affiliates or other legal representatives) nor Guarantor (nor any of its successors, assigns, Affiliates or other legal representatives) will sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Borrower pursuant to Section 8(a) above.  If either of Borrower (or any of its successors, assigns, Affiliates or other legal representatives) or Guarantor (or any of its successors, assigns, Affiliates or other legal representatives) violates the foregoing covenant, such party agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

(d)           Lender hereby waives the Events of Defaults specifically alleged in (i) that certain letter to Borrower, dated as of June 4, 2009, from Lender, (ii) that certain letter to Borrower, dated as of July 2, 2009, from Stites & Harbison PLLC, (iii) that certain letter to Borrower and Guarantor, dated as of December 4, 2009, from Alston & Bird LLP, and (iv) that certain letter to Otterbourg, Steindler, Houston & Rosen, P.C., dated as of March 25, 2010, from Alston & Bird LLP.

9.           No Novation.

The parties do not intend this Amendment nor the transactions contemplated hereby to be, and this Amendment and the transactions contemplated herby shall not be construed to be, a novation of any of the obligations owing by the Borrower under or in connection with the Loan Documents.  Further, the parties do not intend this Amendment nor the transactions contemplated hereby to affect the priority of Lender’s first priority lien in any of the collateral securing the Note in any way, including, without limitation, the liens, security interests and encumbrances created by the Mortgage and the other Loan Documents

10.           Representations, Warranties, and Covenants.

(a)           Borrower and Guarantor agree that all of the representations, warranties, and covenants contained in the Loan Documents, including, without limitation, Sections 4.1.22, 5.1.44 and 5.1.46 of the Building Loan Agreement continue to be true and correct as of the date hereof, and Borrower and Guarantor hereby agree to continue to be bound by the representations, warranties, and covenants on and after the date hereof.  Borrower and Guarantor agree that any default under this Amendment shall constitute an Event of Default under the Loan Documents.

(b)           Lender represents and warrants to Borrower and Guarantor that Lender has advised the Servicer and any agents acting on behalf of Lender of the terms and provisions of the Loan Documents as amended by this Amendment.

11.           [Intentionally omitted].

12.           Miscellaneous.

(a)           The Recitals set forth above are true and correct and are hereby incorporated into the body of this Amendment by reference.

(b)           Capitalized terms used herein and not specifically defined herein shall have the respective meanings ascribed to such terms in the Building Loan Agreement.  The definition of “Agreement” set forth in the Building Loan Agreement shall be deemed to include this Amendment.   Additionally, the definition of “Loan Agreement” and “Loan Documents” as set forth in the Loan Documents shall be deemed to include this Amendment and the other documents entered into in connection with this Amendment.

(c)           All exhibits and schedules attached hereto are incorporated in this Amendment and are expressly made a part hereof.

(d)           This Amendment has been duly executed and delivered by Borrower and Guarantor and is the legal, valid and binding obligation of Borrower and Guarantor, enforceable in accordance with its terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.

(e)           This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one and the same instrument, but in making proof hereof it shall be necessary to produce only one such counterpart.  Any counterpart delivered by facsimile, pdf or other electronic means shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment.  This Amendment shall not be binding, however, until all parties hereto have signed and delivered a counterpart of this Amendment.

(f)           The parties hereto agree that, except as specifically set forth herein, this Amendment (i) does not amend, waive, satisfy, terminate, diminish or otherwise modify any of the terms, conditions, provisions and/or agreements contained in the Loan Documents and (ii) does not constitute a waiver, release or limitation upon Lender’s exercise of any of its rights and remedies under the Loan Documents, all of which are hereby expressly reserved.  This Amendment shall not relieve or release the Borrower or Guarantor in any way from any of their respective duties, obligations, covenants or agreements under the Loan Documents or from the consequences of any Event of Default thereunder.  This Amendment shall not obligate Lender, or be construed to require Lender, to waive any Event of Default or defaults, whether now existing or which may occur after the date hereof.

(g)           This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns, except the terms and provisions of Section 2.4.6 of the Building Loan Agreement shall specifically not be binding on any successor or assign of U.S. Bank National Association, not individually but solely as trustee for the Maiden Lane Commercial Mortgage-Backed Securities Trust 2008-1.

(h)           Except as expressly modified pursuant to this Amendment, all of the terms, covenants and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect.  In the event of any conflict or ambiguity between the terms, covenants, and provisions of this Amendment and those of the Loan Agreement or the other Loan Documents, the terms, covenants, and provisions of this Amendment shall control.

(i)           This Amendment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

(j)           This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws and any applicable law of the United States of America.

(k)           Borrower shall pay, on demand, all reasonable costs and expenses of Lender (including reasonable fees, costs and expenses of counsel to Lender) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and the modification and amendment of the other Loan Documents, the closing of the restructure of the Loan and the transactions contemplated thereby.

(l)           Each party hereto acknowledges that it has participated in the negotiation of this Amendment, and agrees that no provision of this Amendment shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision.  Each of the parties hereto at all times have had access to an attorney in the negotiation of the terms and in the preparation and execution of this Amendment, and the parties hereto each have had the opportunity to review and analyze this Amendment for a sufficient period of time prior to execution and delivery.  All of the terms of this Amendment were negotiated at arm’s length, and were prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by either party upon the other.  The execution and delivery of this Amendment is the free and voluntary act of each of the parties hereto.

(m)           Borrower shall deliver to Title Company an original executed counterpart of this Amendment and all related documentation necessary for the recording of this Amendment in the Clerk’s Office and Borrower shall pay all fees and expenses in order to file this Amendment in the Clerk’s Office.  Borrower shall cause this Amendment to be filed within five (5) days with the Office of the Clerk of the County of Westchester.

(n)           Attached hereto as Exhibit B is the Amended and Restated N.Y. Lien Law Statement which amends and restates that certain N.Y. Lien Law Statement filed in connection with the Building Loan Agreement on December 19, 2007 as File No. 38662, which evidences that the remaining net sums available to Borrower from the Loan to pay contractors, subcontractors, laborers and materialmen for the cost of the Improvements has been reduced in accordance with the terms hereof.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

P/A-ACADIA PELHAM MANOR, LLC, a Delaware limited liability company

By: /s/ Robert Masters
Name:  Robert Masters
Title:    Senior Vice President

STATE OF NEW YORK                                                      )
                 )
COUNTY OF WESTCHESTER                                           )

On this 19th day of August, in the year 2010, before me the undersigned, personally appeared Robert Masters, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Debra Leibler-Jones
Notary Public

Debra Leibler-Jones
No. 01LE6005994
Qualified in Dutchess County
Commission Expires 04/20/2014

LENDER:

U.S. BANK NATIONAL ASSOCIATION, NOT
INDIVIDUALLY BUT SOLELY AS TRUSTEE
FOR THE MAIDEN LANE COMMERCIAL
MORTGAGE BACKED SECURITIES TRUST 2008-1

By: Bank of America, N.A., as Master Servicer

By: /s/ Steven Vaughn
Name: Steven M. Vaughn
Title:   Director

STATE OF NORTH CAROLINA                                      )
                )
COUNTY OF MECKLENBUG                                            )

On this 18 day of August, in the year 2010, before me the undersigned, personally appeared Steven M. Vaughn, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Yolanda Bonet
Notary Public

GUARANTOR:

ACADIA STRATEGIC OPPORTUNITY FUND II, LLC, a Delaware limited liability company

By: /s/ Robert Masters
Name:  Robert Masters
Title:    Senior Vice President

STATE OF NEW YORK                                              )
         )
COUNTY OF WESTCHESTER                                   )

On this 19th day of August, in the year 2010, before me the undersigned, personally appeared Robert Masters, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Debra Leibler-Jones
Notary Public

Debra Leibler-Jones
No. 01LE6005994
Qualified in Dutchess County
Commission Expires 04/20/2014

P/A MANAGER:

ACADIA-P/A MANAGEMENT SERVICES, LLC, a Delaware limited liability company

By: /s/ Robert Masters
Name:  Robert Masters
Title:    Senior Vice President

STATE OF NEW YORK                                         )
    )
COUNTY OF WESTCHESTER                              )

On this 19th day of August, in the year 2010, before me the undersigned, personally appeared Robert Masters, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Debra Leibler-Jones
Notary Public

Debra Leibler-Jones
No. 01LE6005994
Qualified in Dutchess County
Commission Expires 04/20/2014

SELF STORAGE MANAGER:

SELF STORAGE MANAGEMENT LLC, a Delaware limited liability company

By: /s/ Bruce Roch
Name:  Bruce Roch
Title:    Chief Executive Officer

STATE OF GEORGIA                                            )
   )
COUNTY OF HENRY                                             )

On this 24th day of August, in the year 2010, before me the undersigned, personally appeared Bruce Roch, personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Jada Cowans
Notary Public

Jada Cowans
Notary Public, Henry County, Georgia

 Commission Expires May 20, 2013

EXHIBIT A

LEGAL DESCRIPTION

FEE PARCEL:

BEGINNING at a point on the southerly side of Secor Lane distant 414.37 feet easterly from the corner formed by the intersection of the said southerly side of Secor Lane and the easterly side of Pelham Parkway and which point of beginning is also at the easterly end of a curve connecting the said southerly side of Secor Lane and the Easter1y side of a proposed street;

THENCE RUNNING along the said southerly side of Secor Lane, North 63 degrees 57 minutes 50 seconds east 80 feet to a corner;

THENCE RUNNING south 26 degrees 02 minutes 10 seconds east along land now or formerly of William B. Cray 100 feet to another corner;

RUNNING THENCE south 63 degrees 57 minutes 50 seconds west along land now or formerly of Secor Realty Company 100 feet to another corner and the easterly side of a proposed Street;

THENCE RUNNING along the easterly side of said proposed street, north 26 degrees 02 minutes 10 seconds west 80 feet to the southerly end of a curve connecting the said easterly side of the proposed street with the southerly side of Secor Lane;

THENCE RUNNING on a curve to the right having a radius of 20 feet a distance of 31.42 feet to the aforesaid southerly side of Secor Lane to the point or place of BEGINNING.

For information only: Said premises are known as 32 Secor Lane, Pelham, NY, and designated as Section 166.26 Block 1 Lot 10 on the Westchester County Land and Tax Map.

GROUND LEASE PARCEL:

EXHIBIT B

LIEN LAW STATEMENT

(Attached hereto)

SCHEDULE I

Work Providers

CON ED
ETRE ASSOCIATES, LTD
GEROGE J. MARRONE, P.E.
VERIZON COMMUNICATIONS
ROBERT DONOHUE
VERIZON
CAP EQUIPMENT LEASING CORP.
CNS MANAGEMENT CORP
EDWARD & MARY DOYLE
GATOFF MECHANICAL GROUP
K.P. INDUSTRIES INC
NABER ELECTRIC CORP
NATIONAL LAWN SPRINKLERS INC.
OAK VALLEY DEVELOPMENT CORP
PENGAT TECHNICAL INSPECTIONS
UNITED PAVEMENT MARKING INC.
UNITED WATER NEW ROCHELLE
VILLAGE OF PELHAM MANOR
YATES SIGN COMPANY
CORPORATE COMPUTER SOLUTIONS
MABEY BRIDGE & SHORE, INC
MILESTONE ENVIRONMENTAL CORP.
SOIL MECHANICS DRILLING CORP
SOIL SAFE INCORPORATED
TMI WRECKING INC
TURBO GROUP INC
UNITED RENTALS NORTH
WHITESTONE ASSOCIATES
NATIONAL CONSTRUCTION RENTALS
CAP EQUIPMENT LEASING CORP
ALL BRIGHT ELECTRIC (CORP)
GARITO CONTRACTING, INC
METRO TRUCK TIRE SERVICE CENTER
PAVILION DRAINAGE SUPPLY CO. INC.
NATIONAL CONSTRUCTION
ANDY LOPES BLDG. CORP.
FEDERAL EXPRESS
THE OFFICE OF JAMES RUDDERMAN LLP
BYTE CONSTRUCTION
CANATAL INDUSTRIES
CAPITOL AWNING CO., INC.
D&S FIRE PROTECTION CORP
EMPIRE LUMBER &MILWORK COMPANY
M.D. MECHANICAL CONTRACTORS INC
MONPAT CONSTRUCTION INC.
MONSEY GLASS CO.
NES EQUIPMENT SERVICES CORPORATION
PALMERO TOO CONSTRUCTION, INC.
SET-RITE CORPORATION
ALL STATE INTERIOR
IMPERIA BROS., INC.

LENNOX NATIONAL ACCOUNTS
NORTHEAST LANDSCAPE ASSOCIATES
WESTCHESTER LANDSCAPE DEPOT CORP
LISS & CO. INC.
AEC REPROGRAPHICS
CALL-A-HEAD CORP
CELTIC BUILDING SUPPLIES
COMPLIANCE POSTER COMPANY
CRP SANITATION, INC.
D&S FIRE PROTECTION CORP
ELIAS SLAIBY
ELIASON CORPORATION
GAF PAINTING
GRANITE TELECOMMUNICATIONS
DOME DEPOT CREDIT SERVICES
JOHN CHRISTODOULOU
JOHN SPEARANDO
LIKER ASSOCIATES
MAV CONSTRUCTION CORP
MINER FLEET MANAGEMENT
MORROW EQUIPMENT SYSTEMS, INC.
MULBERRY SIGN
PARACO GAS CORP
PHOENIX CONSTRUCTION LLC
POLAND SPRINGS
PRIDE EQUIPMENT CORP
RADIANT CLEANING SERVICES, INC.
SHOWPLACE FLOORING INC.
SPARTA CHEM INC.
SPRINT
SSG DOOR AND HARDWARE
STANLEY ACCESS TECHNOLOGIES
STAPLES CREDIT PLAN
SUBURBAN CARTING
W.B. MASON CO., INC.
EXTREME DRYWALL & ACOUSTICS
ZEE MEDICAL, INC.
ALLSTATE INTERIOR
C&B PLUMBING AND HEATING INC
WESTCHESTER COUNTRY DEPARTMENT
A&A MAINTENANCE ENTERPRISE
ALL POINTS TECHNOLOGIES OF N.Y.
ALLSTAR ELECTRIC CORP
ARLINGTON CONSTRUCTION WOODWORKING
BUILDING SPECIALTIES
C & B PLUMBING AND HEATING INC
CENTRAL ENTERPRISES
CHAMPION HI PERFORMANCE
GLOBAL GATES
LOFTUS CONTRACTING CORP

MASTER KITCHENS USA, INC
MONFRONT BROS, INC
OEHLER CONTRACTING CORP
PELHAM WELDGIN 7 IRON FABRICATION
PETER GISONDI & CO., INC.
PORTUGALIA CONSTRUCTION CORP
SIGN-A-RAMA
TASZ CONSTRUCTION, INC.
THYSSENKRUPP ELEVATOR CORPORATION
US DOOR & BUILDING COMPONENTS
ULTIMATE ACCESS SOLUTIONS
GREENBERG FARROW ARCHIT CORP
JOHN COLLINS ENGINEERS, P.C.
GREENBERG FARROW ARCHIT CORP
MG MCLAREN P.C.
LILKER ASSOCIATES
THE OFFICE OF JAMES RUDDERMAN LLP
ART & DESIGN STUDIOS INC.
BUTZ-WILBERN
SBLM ARCHITECTS P.C.
J&J BACKFLOW DEVICE TESTERS
ACADIA REALTY LTD PARTNERSHIP
ALLIED OFFICE PRODUCTS
AM EXCLUSIVE BUSINESS MACHINES
BELL FIRE EXTINGUISHER CO., INC.
BRONXMEDIA, LLC
C.A.C MAINTENANCE INC
CDC PUBLISHING
CLIFFORD R. BRAGDON & ASSOCIATES
COLORTONE AUDIO VISUAL
COMMON CENTS EMS SUPPLY
COMPLETE BUSINESS FORMS
CONCRETE CUTTING CO
CON EDISON
CONTROL POINT ASSOCIATES
CORPORATE EXPRESS INC
COUNTRY WASTE MANAGEMENT
DELMARVA POWER COMPANY
DIAMOND Z LANDSCAPING
DIVERSIFIED CARTING INC.
EARTHCAM, INC.
GEROGE J. MARRONE, P.E.
GERMAN VELEZ
GLOBRITE CLEANING SERVICES
GRAINGER CORP
JEFFREY HOGAN
JOE HOGAN
JOHN CASCARANO
JOSEPH HOGAN
JUST DIGITA, (CORP)
MANOR DISCOUNT INC
MARK SURRA
MICHAEL ARIGOT
MICHAEL ROSSI
MR. JOHN INC
NORTHER FRONTIER

NORTHERN SAFETY COMPANY, INC.
NYC DEPARTMENT OF TRANSPORTATION
PAUL ZANATTE
PETER WELLSTOOD
PRO ENERGY SERVICES
PROSPER UWERA
RUBACHEM SYSTEMS, INC.
SAFETY STAR LLC
SCHIMOLER’S LOCKSMITHS INC.
SIMKISS AGENCY
STAPLES BUSINESS ADVANTAGE
TESTWELL LABORATORIES
TIMOTHY CLARK
TRAFFIC CLOSURE, LLC
TRI-STATE SAFETY CONSULTING
UNITED WATER NEW YORK
VINCENT LAPOLLA
WEST STAR FUEL OIL CORP
WILLIAMS SCOTSMAN INC.

SCHEDULE II

Occupied Space

The portion of the Property occupied as of the Effective Date by:

BJ’s Wholesale Club
Game Stop
Michaels
Nuts About Candy
Sleepy’s
Vitamin Shoppe
Self Storage

AFFIDAVIT PURSUANT TO SECTION 22 OF THE
LIEN LAW OF THE STATE OF NEW YORK

STATE OF NEW YORK                                      )
                                                                                 ) ss.:
COUNTY OF WESTCHESTER                           )

ROBERT MASTERS, being duly sworn, deposes and says that:

1.          I reside at Westchester County, New York, and am the Senior Vice President of P/A-Acadia Pelham Manor, LLC., a Delaware limited liability company (“Borrower”).

2.          I give this Affidavit, on behalf of Borrower in my capacity as Senior Vice President of Borrower, in connection with that certain Building Loan Agreement, dated as of December 10, 2007, which Building Loan Agreement was filed in the office of the Clerk of Westchester County (“County Clerk”) on December 19, 2007 as File No. 38662, as amended by (i) that certain First Amendment to Building Loan Agreement, dated as of January 9, 2008, (ii) that certain Second Amendment to Building Loan Agreement, dated as of February 29, 2008, (iii) that certain Third Amendment to Building Loan Agreement, dated as of September 19, 2008, and (iv) that certain Fourth Amendment to Building Loan Agreement, dated as of August 25, 2010 (as the same has been or may be amended, renewed, modified, extended, replaced or supplemented from time to time, the “Building Loan Agreement”).

3.          The original amount of the Loan under the Building Loan Agreement was up to $23,026,906.60 (the “Original Loan Amount”).

4.          As of the date hereof, the amount of the Loan under the Building Agreement is up to $22,090,530.18 (the “Modified Loan Amount”).

5.          The consideration paid, or to be paid, by Borrower for the Loan described herein is: None.

6.          The amount, if any, to be advanced from the Loan to repay amounts previously advanced to Borrower pursuant to Notices of Lending for costs of the improvement is:  None.

7.          The amount previously advanced from the Loan to reimburse Borrower for the Improvement expended by Borrower after the commencement of the Improvements but prior to the date of the initial advance of the Loan under the Building Loan Agreement was: $5,566,117.27.

8.          The amount previously advanced from the Loan under the Building Loan Agreement for expenses incurred after the commencement of the Improvements but prior to the date hereof for the following items is:

Engineer’s and Architect’s Fees:  $355,554.00;

Contingency: $6,963.00;

Total: $362,517.00

9.          The estimated amount to be advanced from the Loan for expenses which may become due and payable after the date hereof and during the construction of the Improvements for items such as bond and insurance premiums, fees of architects, engineers and surveyors, taxes, permits, assessments, water and sewer rents and contingency reserve is:  None.

10.          (a)  The original net sum available to Borrower from the Original Loan Amount to pay contractors, subcontractors, laborers and materialmen for the Improvement was: $13,930,428.33, less such amounts as may not be advanced and disbursed under the Building Loan Agreement due to the nonsatisfaction of conditions to the advance and disbursement of such amounts contained in the Building Loan Agreement.

(b)   The net sum available to Borrower from the Modified Loan Amount to pay contractors, subcontractors, laborers and materialmen for the Improvement is: $16,161,895.91, less such amounts as may not be advanced and disbursed under the Building Loan Agreement due to the nonsatisfaction of conditions to the advance and disbursement of such amounts contained in the Building Loan Agreement, as modified.

11.          The amount previously advanced from the Loan to reimburse Borrower for the Improvement expended by Borrower after the date of the initial advance of the Loan under the Building Loan Agreement but prior to the date hereof is: $14,155,716.10.

12.          The net sum available to Borrower from the Loan to pay contractors, subcontractors, laborers and materialmen for the Improvement after the date hereof is:  $2,006,179.81, less such amounts as may not be advanced and disbursed under the Building Loan Agreement due to the nonsatisfaction of conditions to the advance and disbursement of such amounts contained in the Building Loan Agreement.

13.          No portion of the net sum available set forth above is available for the payment of the performance of real estate brokerage services in obtaining a lessee for a term of more that three years of all or any part of real property to be used for other than residential purposes pursuant to a written contact of brokerage employment or compensation.

14.          This affidavit is made pursuant to and in compliance with Section 22 of the Lien Law of the State of New York and is hereby made a part of the Building Loan Agreement.

15.If Borrower is a corporation, partnership or limited liability company, this statement is verified by deponent and not by Borrower because Borrower is a corporation, partnership or limited liability company of which the deponent is an officer, member or general partner.

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The facts stated above and any costs itemized on this statement are true, to the knowledge of the undersigned.

Sworn to before me this 19th                                                                           /s/ Robert Masters
day of August, 2010.                                                                                        ROBERT MASTERS, Senior Vice President

/s/ Debra Leibler-Jones
Notary Public

Debra Leibler-Jones
No. 01LE6005994
Qualified in Dutchess County
Commission Expires 04/20/2014